FINANCIAL INCOME (EXPENSES), net (Tables)	12 Months Ended
Dec. 31, 2024
FINANCIAL INCOME (EXPENSES), net
Schedule of financial income (expenses), net

	Year Ended December 31,
	2024	2023	2022

	U.S dollars in thousands
Financial income:
Fair value gains on derivative financial instruments	8,228	—	13,422
Gains on extinguishment of debt obligations by transfer of the rights in Movantik	—	20,585	—
Other Income	40	210	—
Interest from bank deposits	133	94	140
	8,401	20,889	13,562
Financial expenses:
Interest for lease liabilities	55	367	430
Issuance cost in respect of warrants	1,497	2,034	958
Loss from changes in exchange rates	31	115	40
Fair value loss on derivative financial instruments	—	5,569	—
Loss from modification of warrants terms as part of a new issuance, see notes 17(b) and 17(d)	—	1,459	—
Interest expenses related to borrowing and payable in respect of intangible assets purchase	—	—	40,903
Other	473	61	56
	2,056	9,605	42,387
Financial income (expenses), net	6,345	11,284	(28,825)